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                                                                     Exhibit 4.1

NUMBER

AMG 0482

[AMG LOGO]

[SEAL]


COMMON STOCK                                                        COMMON STOCK

PAR VALUE $.01                                                            SHARES

INCORPORATED UNDER THE LAWS
  OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE
IN CHICAGO OR NEW YORK NY

                                                               CUSIP 008252 10 8
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                    [GRAPHIC]

                         AFFILIATED MANAGERS GROUP, INC.

THIS CERTIFIES THAT

                                    SPECIMEN

IS THE OWNER OF

             FULLY PAID NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                              CERTIFICATE OF STOCK

AFFILIATED MANAGERS GROUP, INC. TRANSFERABLE ON THE BOOKS OF THE CORPORATIONS BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THE CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE SUBJECT TO ALL OF THE PROVISIONS OF THE ARTICLES OF INCORPORATION AND BYLAWS OF THE CORPORATION, EACH AS FROM TIME TO TIME AMENDED, TO ALL OF WHICH THE HOLDER BY ACCEPTANCE HEREOF ASSENTS. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

     WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

LASALLE BANK NATIONAL      /s/ JOHN KINGSTON, III        /s/ WILLIAM J. NUTT
ASSOCIATION                SENIOR VICE PRESIDENT,        CHAIRMAN AND
TRANSFER AGENT AND         SECRETARY                     CHIEF EXECUTIVE OFFICER
REGISTRAR

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                         AFFILIATED MANAGERS GROUP, INC.
     The Corporation is authorized to issue more than one class of stock. The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations, or restrictions of such preferences and/or rights. The Corporation will also furnish without charge to each stockholder who so requests a description of the authority of the Corporation's board of directors to set the relative rights and preferences of unissued series of the Corporation's capital stock. Such requests may be made to the Corporation at its principal office or the transfer agent.

     The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common            UNIF GIFT MIN ACT--.....Custodian....
                                                             (Cust)      (Minor)

TEN ENT -- as tenants by the entireties            under Uniform Gifts to Minors

JT TEN -- as joint tenants with right              Act..........................
          of survivorship and not as                            (State)
          tenants in common

        Additional abbreviations may also be used though not in the above list.

     For value received, _______________ hereby sell, assign and transfer onto.


  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________


________________________________________________________________________________
    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

________________________________________________________________________________


________________________________________________________________________________


________________________________________________________________________________


Shares of the Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated:
      --------------------


                                  ----------------------------------------------
                                  Signature

                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                  MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FAGE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.